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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         January 15, 1999



                                             TEGAL CORPORATION
                    (Exact name of registrant as specified in its charter)


           Delaware                           0-26824                      68-0370244
  (State or other jurisdiction         (Commission File Number)          (IRS Employer
of incorporation or organization)                                      Identification No.)



                          2201 South McDowell Boulevard
                                  P.O. Box 6020
                         Petaluma, California 94955-6020
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (707) 763-5600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

        On January 15, 1999, Tegal Corporation, a Delaware corporation, (the "Company") amended its stockholders' rights plan. The First Amendment to Rights Agreement between the Company and ChaseMellon Shareholder Services, L.L.C. as Rights Agent is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

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
Exhibit
No.            Description
---            -----------
99.1           First Amendment to Rights Agreement dated January 15, 1999
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 15, 1999

                                        TEGAL CORPORATION


                                        By: /s/ David Curtis
                                            ------------------------------------
                                            Name:  David Curtis
                                            Title: Vice President, Finance and
                                                   Administration and Chief
                                                   Financial Officer